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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               September 25, 2002
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)


                        LEADING-EDGE EARTH PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Oregon                        93-67656-S                   93-1002429
(STATE OF INCORPORATION)       (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER)


                             200 S. Wacker Dr.  #4000
                                Chicago IL 60606
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  800-788-3599
                             (U.S. Message Center)
                          REGISTRANT'S TELEPHONE NUMBER

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ITEM 5. OTHER EVENTS.

                           NOTICE TO LEEP SHAREHOLDERS


LEEP was recently caught in between fundings for operations and could not pay the cost associated with its Auditor's Opinion Letter for the fiscal year ending April 30, 2002. Financials were Auditor reviewed for the three quarters ending July 31, 2001, October 30, 2001 and January 31, 2002. LEEP completed the last quarter financials without auditor assistance and even though filed to GAAP standards with the SEC, NASDAQ regulators temporarily suspended LEEP's trading on the OTC Bulletin Board until the 10-KSB with Auditor Opinion is filed for the fiscal year ending April 30, 2002. Completion of the Audit work will be done when short-term financing is in place. The planned corporate funding objectives include receiving short-term financing within 30 days.

We recommend you study this year's 10-KSB as filed with the SEC and posted on www.leepinc.com. It shows the whole LEEP Company with intact: Product, Market and Manufacturing, for which we have worked and you have invested. It also shows why lead investors and insiders privately invested an additional $3 million over the last three years to bring the Company together with integrated manufacturing, certified testing and domestic and international patent filings. Additionally, funding negotiations for long-term debt financing are going well and early short-term funding is planned.

The required 15-C-211 paperwork was filed with NASDAQ earlier this week advising them that LEEP will trade on the OTC Pink Sheet System. The Frankel Company (NJ) plans to make a market in LEEP shares shortly. LEEP will be trading under our well-known "LEEP" symbol. LEEP is a more advanced-stage company than is typically seen trading on the Pink Sheet/OTC system. The move to this new venue will expose LEEP to a new national group of securities dealers. At this pivotal stage this could be positive for LEEP's market value. We will see.

Forward Looking Statement:

The above material contains certain forward-looking statements within the meaning of the Securities Act of 1933 as amended. Such forward-looking statements include statements regarding the company's future stock trading and acquisition of long and short-term capitalization. Actual results may differ materially. Factors that might cause such differences include the possibility that financing negotiations may not be successful, as well as events that are discussed in the Risk Section of the Company's report filed with the Securities and Exchange Commission on Form 10-K for the year ended April 30, 2002.

Grant C. Record,
CEO

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SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2002                       Leading Edge Earth Products, Inc.
                                               Registrant


                                               /S/ GRANT C. RECORD
                                               -------------------
                                               Grant C. Record,
                                               CEO